UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 5, 2005

FENTURA FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-23550 (Commission File Number)	38-2806518 (IRS Employer Identification No.)

175 North Leroy Street P.O. Box 725 Fenton, Michigan (Address of principal executive office)	48430-0725 (Zip Code)

Registrant’s telephone number, including area code: (989) 463-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 7.01   Regulation FD Disclosure

        On April 5, 2005, Fentura Financial, Inc. issued a press release announcing a 24-cent per share dividend for shareholders of record which will be paid April 22, 2005 to shareholders of record as of April 18, 2005.

Section 9.01   Financial Statements and Exhibits

      (c)    Exhibit

            99.1    Press Release dated April 5, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 16, 2005	FENTURA FINANCIAL, INC. (Registrant) By: /s/ Douglas Kelley Douglas Kelley Chief Financial Officer

EXHIBIT INDEX

      99.1     Press Release dated April 5, 2005

EXHIBIT 99.1

Fentura Financial, Inc.
P.O. Box 725
Fenton, MI 48430-0725

Contact:	Ronald L. Justice The State Bank (810) 714-3902

April 5, 2005
For Immediate Release

FENTURA FINANCIAL, INC. ANNOUNCES QUARTERLY DIVIDEND

The Board of Directors of Fentura Financial, Inc. has announced a 24-cent per share dividend for shareholders of record as of April 18, 2005, and payable April 22, 2005.

Fentura Financial, Inc. is a bank holding company headquartered in Fenton, Michigan. Subsidiary banks include The State Bank headquartered in Fenton with offices serving Fenton, Linden, Holly, Grand Blanc, and Brighton; Davison State Bank headquartered in Davison, Michigan with offices serving Davison and Goodrich; and West Michigan Community Bank headquartered in Hudsonville, Michigan with offices serving Hudsonville, Holland, Jenison, and Grandville. Fentura Financial, Inc. shares are traded over the counter under the FETM trading symbol.

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